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                     AMENDMENT NO. 2 TO LEASE AGREEMENT 047

         This Amendment No. 2 to Lease Agreement 047 (this "Amendment") is dated as of November 15, 1995 by and between CONTINENTAL MICRONESIA, INC., a Delaware corporation ("LESSEE"), and FIRST SECURITY BANK OF UTAH, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as owner trustee for the benefit of Pegasus Aircraft Partners II, L.P. (the "Owner Participant") under Trust Agreement 047 dated as of April 12, 1989 ("LESSOR").

                                   WITNESSETH

         WHEREAS, pursuant to that certain Lease Agreement 047 dated as of April 12, 1989, by and between LESSOR, as lessor, and Continental Airlines, Inc. ("CAL") (predecessor-in-interest to LESSEE), as lessee (the "Lease"), LESSEE leased one (1) McDonnell Douglas model DC-10-10 aircraft bearing Manufacturer's Serial Number 47801 and U.S. Registration Number N68047 and three (3) General Electric model CF6-6D engines bearing Manufacturer's Serial Numbers 451282, 451457 and 451379 (collectively, the "Aircraft"), which Lease, with Lease Supplement No. 1 dated May 3, 1989 attached thereto, was recorded by the FAA on June 13, 1989, as Conveyance No. W06098, as thereafter amended by Amendment No. 1 to Lease Agreement 047 dated September 21, 1989, recorded by the FAA on October 2, 1989, as Conveyance No. BB14064 Capitalized terms used but not otherwise defined herein shall have the meanings attributed thereto in the Lease;

         WHEREAS, pursuant to that certain Aircraft Lease Assignment and Assumption Agreement dated as of April 27, 1993 (the "Assignment"), CAL assigned all of its right, title and interest under the Lease to LESSEE, which Assignment was recorded by the FAA on July 27, 1993, as Conveyance No. VV004051;

         WHEREAS, LESSEE, as sublessor, subleased the Aircraft to CAL, as sublessee, pursuant to that certain Sublease Agreement dated as of April 27, 1993 (the "Sublease"), which Sublease was recorded by the FAA on July 27, 1993, as Conveyance No. VV004052;

         WHEREAS, LESSOR and LESSEE desire to further amend the terms of the Lease as hereinafter set forth.

         NOW THEREFORE, for and in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The Term of the Lease shall expire on October 31, 1996.

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         2. The monthly rent for the Aircraft shall be decreased to $135,000, payable monthly in advance on the first business day of each month, such decrease to be effective, retroactively, as of September 15, 1995.

         3. Consents and Approvals. Each of the parties hereto represents and warrants that it has obtained all consents and approvals of third parties (including governmental entities) required in connection with the execution, delivery and performance of this Amendment.

         4 Miscellaneous.

         4.1 Status of Lease. This Amendment shall be construed in connection with, and as part of, the Lease. The terms, conditions, covenants, agreements, rights, remedies, powers and privileges set forth in the Lease as previously or heretofore amended, or as otherwise modified hereby, are hereby confirmed in all respects by the parties hereto and shall continue in full force and effect.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and either of the parties hereto may enter into this Amendment by executing such a counterpart.

         4.3 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Any judicial proceeding brought with respect to this Amendment may be brought in any court of competent jurisdiction located in the City and State of New York, and, by execution and delivery of this Amendment, each of the parties hereto (a) accepts, generally and unconditionally, the non-exclusive jurisdiction of such courts and any related appellate court and irrevocably agrees to be bound by any judgment rendered thereby, and (b) irrevocably waives any objection it may now or hereafter have as to the venue of any such proceeding brought in such a court or that such a court is an inconvenient forum.

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         IN WITNESS THEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

                                         FIRST SECURITY BANK OF UTAH,
                                         NATIONAL ASSOCIATION, not in its
                                         individual capacity but solely as
                                         owner trustee under Trust Agreement 047
CONTINENTAL MICRONESIA, INC.             dated as of April 12, 1989


By: /s/ Jennifer Vogel                   By:   /s/ Greg A. Hawley
   ---------------------------------        -----------------------------------
Name: Jennifer Vogel                     Name:     Greg A. Hawley
      ------------------------------           --------------------------------
Title: Secretary & Senior Vice           Title:    Assistant Vice President
       President                               --------------------------------
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